UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 13, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 20, 2022, Huron Consulting Group Inc. (the “Company”) filed a Current Report on Form 8-K (the “September Form 8-K”) disclosing that the Board of Directors (the “Board”) of the Company elected Joy T. Brown as a Class I director of the Company. At the time, the Company had not made any determinations regarding any Board committee assignments for Ms. Brown. The Company hereby amends the September Form 8-K to report that Ms. Brown has been appointed to the Company’s Audit Committee and Technology and Information Security Committee, effective October 27, 2022. No other changes have been made to the September Form 8-K.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	November 2, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer